EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a      Articles of Incorporation of Twentieth Century Capital
               Portfolios, Inc. (filed electronically as Exhibit 1a to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B1b      Articles Supplementary of Twentieth Century Capital Portfolios,
               Inc. (filed electronically as Exhibit 1b to Post-Effective
               Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B1c      Articles of Amendment of Twentieth Century Capital Portfolios,
               Inc., dated December 2, 1996.

EX-99.B1d      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated December 2, 1996.

EX-99.B2 By-Laws of Twentieth Century Capital Portfolios, Inc. (filed electronically as Exhibit 2 to Post-Effective Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B4 Specimen certificate representing shares of common stock of Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 4 to Pre-Effective Amendment No. 2 to the Registration Statement, filed on August 18, 1993, and incorporated herein by reference).

EX-99.B5a      Management Agreement, dated as of August 1, 1993, between
               Twentieth Century Capital Portfolios, Inc. and Investors Research
               Corporation (filed electronically as Exhibit 5a to Post-Effective
               Amendment No. 5 on Form N-1A, filed on July 31, 1996, and incorporated herein by reference).

EX-99.B5b      Addendum to Management Agreement, dated as of May 11, 1994, between Twentieth Century Capital Portfolios, Inc. and Investors
               Research Corporation (filed electronically as Exhibit 5b to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B5c      Management Agreement - Advisor Class between Twentieth Century
               Capital Portfolios, Inc. and Investors Research Corporation dated September 1, 1996 (filed electronically as Exhibit 5c to
               Post-Effective Amendment No. 6 on Form N-1A, filed on August 14,
               1996, and incorporated herein by reference).

EX-99.B5d      Management Agreement - Service Class between Twentieth Century
               Capital Portfolios, Inc. and Investors Research Corporation dated
               September 1, 1996 (filed electronically as Exhibit 5d to
               Post-Effective Amendment No. 6 on Form N-1A, filed on August 14,
               1996, and incorporated herein by reference).

EX-99.B5e      Management Agreement - Institutional Class between Twentieth
               Century Capital Portfolios, Inc. and Investors Research
               Corporation dated September 1, 1996 (filed electronically as
               Exhibit 5e to Post-Effective Amendment No. 6 on Form N-1A, filed on August 14, 1996, and incorporated herein by reference).

EX-99.B5f      Management Agreement between American Century Capital Portfolios,
               Inc. and American Century Investment  Management, Inc., dated May
               --, 1997 (to be filed by amendment).

EX-99.B5g      Subadvisory Agreement between American Century Investment
               Management, Inc. and RREEF Real Estate Securities Advisers L.P., dated May --, 1997 (to be filed by amendment).

EX-99.B6 Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc. and Twentieth Century Securities, Inc. dated September 3, 1996 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B8a      Custodian Agreement, dated as of August 1, 1993, by and between
               Twentieth Century Capital Portfolios, Inc. and United States
               Trust Company of New York (filed electronically as Exhibit 8a to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B8b      Custodian Agreement, dated as of August 1, 1993, by and between
               Twentieth Century Capital Portfolios, Inc. and Boatmen's First
               National Bank of Kansas City (filed electronically as Exhibit 8b to Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B8c      Custodian Agreement, dated as of September 21, 1994, by and between Twentieth Century Capital Portfolios, Inc. and United
               Missouri Bank, N.A. (filed electronically as Exhibit 8c to
               Post-Effective Amendment No. 5 on Form N-1A, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.B8d      Custody Agreement dated September 12, 1995, between UMB Bank,
               N.A., Investors Research Corporation, Twentieth Century
               Investors, Inc., Twentieth Century World Investors, Inc.,
               Twentieth Century Premium Reserves, Inc. and Twentieth Century
               Capital Portfolios, Inc. (filed as an Exhibit to Pre-Effective
               Amendment No. 4 on Form N-1A of Twentieth century Strategic Asset
               Allocations, Inc., Commission File No. 33-79482, filed February
               5, 1996, and incorporated herein by reference).

EX-99.B8e      Amendment No. 1 to Custody Agreement dated January 25, 1996, between UMB Bank, N.A., Investors Research Corporation, Twentieth
               Century Investors, Inc., Twentieth Century World Investors, Inc.,
               Twentieth Century Premium Reserves, Inc. and Twentieth Century
               Capital Portfolios, Inc. (filed as an Exhibit to Pre-Effective
               Amendment No. 4 on Form N-1A of Twentieth Century Strategic
               Asset Allocations, Inc., Commission File No. 33-79482, filed
               February 5, 1996, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of August 1, 1993, by and between Twentieth Century Capital Portfolios, Inc. and Twentieth Century Services, Inc (filed electronically as Exhibit 9 to Post-Effective Amendment No. 5 on Form N-1A, filed July 31, 1996, and incorporated herein by reference).

EX-99.B10      Opinion and Consent of Counsel.

EX-99.B11      Consent of Ernst & Young LLP.

EX-99.B12a     Annual Report of the Registrant dated March 31, 1996 (filed electronically on May 17, 1996, and incorporated herein by reference).

EX-99.B12b     Semiannual Report of the Registrant dated September 30, 1995
               (filed electronically on November 27, 1995, and incorporated herein by reference).

EX-99.B14      Model Retirement Plans (filed as Exhibits 14(a),14(b),14(c) and
               14(d) to Pre-Effective Amendment No. 2 to the Registration
               Statement and incorporated herein by reference).

EX-99.B15a     Master Distribution and Shareholder Services Plan of Twentieth
               Century Capital Portfolios, Inc., Twentieth Century Investors,
               Inc., Twentieth Century Strategic Asset Allocations, Inc. and
               Twentieth Century World Investors, Inc. (Advisor Class) dated
               September 3, 1996 (filed electronically as Exhibit 15a to
               Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century
               Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.B15b     Shareholder Services Plan of Twentieth Century Capital
               Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
               Century Strategic Asset Allocations, Inc. and Twentieth Century
               World Investors, Inc. (Service Class) dated September 3, 1996
               (filed electronically as Exhibit 15b to Post-Effective Amendment
               No. 75 on Form N-1A of Twentieth Century Investors, Inc., File
               No. 2-14213, and incorporated herein by reference).

EX-99.B16      Schedule for Computation of Advertising Performance Quotations.

EX-99.B17      Power of Attorney (filed electronically as Exhibit 17 to
               Post-Effective Amendment No. 5 on Form N-1A, filed July 31, 1996, and incorporated herein by reference).

EX-99.B18      Multiple Class Plan of Twentieth Century Capital Portfolios,
               Inc., Twentieth Century Investors, Inc., Twentieth Century
               Strategic Asset Allocations, Inc. and Twentieth Century World
               Investors, Inc. dated September 3, 1996 (filed electronically as
               Exhibit 18 to Post-Effective Amendment No. 75 on Form N-1A of
               Twentieth Century Investors, Inc., File No. 2-14213, and incorporated herein by reference).

EX-27.1.1      Financial Data Schedule for American Century Value.

EX-27.1.2      Financial Data Schedule for American Century Equity Income.